NWBO CORPORATION & BOB DUANE & CARY HISE, INDIVIDUALLY 601 W NW HWY., SUITE 100 GRAPEVINE, TX 76051	PSM HOLDINGS, INC. 1112 N. MAIN STREET ROSWELL, NM 88201

BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of NINETY EIGHT THOUSAND NINE HUNDRED FIFTY FOUR DOLLARS AND 18/100 Dollars $98,954.18.

□ Single Advance: I received all of this principle sum on 05-15-2007. No additional advances are contemplated under this note.

INTEREST: I agree to pay interest on the outstanding principal balance from 05-30-2008 at the rate of 9.250% per year until
08-30-2009.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

□ on the same fixed or variable rate basis in effect before maturity (as indicated above).

□ LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of $50.00.

PAYMENTS: I agree to pay this note as follows:

14 MONTHLY PAYMENTS OF $1,000.00 EACH BEGINNING 06-30-2008 AND 1 PAYMENT OF 96,381.53 ON 08-30-2009.

□ SECURITY: This note is separately secured by (described balance separate document by type and date):	PURPOSE: The purpose of this loan is renew

SECURITY AGREEMENT DATED FEBRUARY 16, 2007 & NOVEMBER 16, 2006 NOTE	SIGNATURES: I AGREE TO THE TERMS OF THIS

Signature for Lender

PSM HOLDINGS, INC.	NWBO CORPORATION & BOB DUANE & CARY HISE, INDIVIDUALLY

/s/ Jeffrey R. Smith JEFFREY R. SMITH, PRESIDENT/CEO	/s/ Bob Duane BOB DUANE, PRESIDENT & INDIVIDUALLY

/s/ Cary Hise CARY HISE, INDIVIDUALLY

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS

NWBO CORPORATION & BOB DUANE & CARY HISE, INDIVIDUALLY 3230 CAMP BOWIE SUITE A FORT WORTH, TX 76107	PSM HOLDINGS, INC. 1112 N. MAIN ROSWELL, NM 88201

Type: □ corporation

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 11-16-2006.

SECURED DEBTS.
This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that Debtor owes to Secured Party:

□ All Debts.
All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST.
To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. “Property” includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. “Proceeds” includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION:	The Property is described as follows:

□ Specific Property Description: The Property includes, but is not limited by, the following (if required, provide real estate description):

50,000 SHARES OF PSMH STOCK

USE OF PROPERTY.	The Property will be used for □ business purposes.

SIGNATURES:

DEBTOR	SECURED PARTY

NWBO CORPORATION	PSM HOLDINGS, INC.

/s/ BOB DUANE, PRESIDENT & INDIVIDUALLY	/s/ JEFFREY R. SMITH

/s/ CARY HISE, INDIVIDUALLY

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS

NWBO CORPORATION & BOB DUANE & CARY HISE, INDIVIDUALLY 3230 CAMP BOWIE SUITE A FORT WORTH, TX 76107	PSM HOLDINGS, INC. 1112 N. MAIN ROSWELL, NM 88201

Type: □ corporation

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 02-16-2007.

SECURED DEBTS.
This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that Debtor owes to Secured Party:

□ All Debts.
All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST.
To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. “Property” includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. “Proceeds” includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION:	The Property is described as follows:

□ Specific Property Description: The Property includes, but is not limited by, the following (if required, provide real estate description):

100,000 SHARES OF PSMH STOCK

USE OF PROPERTY. The Property will be used for □ business purposes.

SIGNATURES:

DEBTOR	SECURED PARTY

NWBO CORPORATION	PSM HOLDINGS, INC.

/s/ BOB DUANE, PRESIDENT & INDIVIDUALLY	/s/ KURT GASS

/s/ CARY HISE, INDIVIDUALLY